LIQUIDITY	12 Months Ended
Dec. 31, 2025
Liquidity [Abstract]
LIQUIDITY	LIQUIDITY
During the years ended December 31, 2025 and 2024, the Company incurred net losses of approximately £63 million and £12 million, respectively, and had an accumulated deficit of approximately £148 million as of December 31, 2025. Of the accumulated deficit, approximately £118 million relates to cumulative non-cash share-based compensation expense recognized since inception.
The Company expects to continue to incur net losses in the near term as it continues to develop and scale its platform, expand its user base, support its expansion into additional markets, including the United States, and invest in sales, marketing and technology development activities.

Historically, the Company has financed its operations primarily through private placements of equity securities and issuances of convertible debt. During 2025, the Company completed a direct listing of its Class A ordinary shares on the Nasdaq Capital Market and completed a number of debt conversions, which reduced certain outstanding obligations and changed the composition of its capital structure.

As of December 31, 2025, the Company had limited cash resources and continues to rely on additional capital funding and potential support from certain affiliated parties, including holders of performance incentive grants, to fund its ongoing operations. The Company’s future capital requirements will depend on many factors, including its revenue growth rate, the timing and extent of spending to support continued platform development, expansion into additional markets, including the United States, sales and marketing activities and general operating requirements. The Company may seek to obtain additional financing through equity issuances, debt financings or other capital sources. Following the admission of its Class A ordinary shares to trading on the Nasdaq Capital Market in November 2025, the Company has the ability to pursue additional financing through the public capital markets; however, there can be no assurance that such financing will be available on acceptable terms, or at all.

In connection with its liquidity planning and going concern assessment, management has obtained written support from certain affiliated parties, including holders of performance incentive grants, confirming their intention to provide financial support to the Company, if required, to enable it to meet its obligations as they fall due for a period of at least twelve months from the date these consolidated financial statements were available to be issued. Management has considered these support arrangements as part of its overall assessment of the Company’s ability to continue as a going concern.

Management has evaluated the Company’s liquidity position and projected cash requirements for a period of at least twelve months from the date these consolidated financial statements were available to be issued. Based on this evaluation, including anticipated resource allocation initiatives, continued access to affiliated support arrangements and the Company’s ability to pursue additional financing following its Nasdaq listing, management believes that the Company will have sufficient liquidity to fund its planned operations and meet its obligations as they become due for at least the next twelve months from the issuance date of these consolidated financial statements.